Fees Summary	Dec. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	4,331.63
Total Transaction Valuation	31,365,859.00
Total Offset Amount	0.00
Net Fee	$ 4,331.63